Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961

Supplement dated October 16, 2025
to the Summary Prospectus
dated May 9, 2025

Suncoast Select Growth ETF (SEMG)
(the “Fund”)

Effective immediately, Eric Lynch, Managing Director and Co-Portfolio Manager, Suncoast Equity Management, LLC, serves as a portfolio manager for the Fund.

If you have any questions, please call 215-330-4476.

Please retain this Supplement for future reference.

Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Supplement dated October 16, 2025
to the Prospectus and Statement of Additional Information (“SAI”)
dated May 7, 2025
Suncoast Select Growth ETF (SEMG)
(the “Fund”)

Portfolio Manager Changes
Effective immediately, Eric Lynch, Managing Director and Co-Portfolio Manager, Suncoast Equity Management, LLC, serves as a portfolio manager for the Fund.
The following replaces the “Portfolio Managers” section of the Fund’s Prospectus:
Donald Jowdy, Amy Lord, and Eric Lynch are the portfolio managers and the persons primarily responsible for the day-to-day management of the Fund. Mr. Jowdy and Ms. Lord have served as a portfolio manager of the Fund since inception, and Mr. Lynch has served as a portfolio manager of the Fund since October 2025.
The following supplements the “Portfolio Manager” subsection of the “Fund Management” section of the Fund’s Prospectus:
Eric Lynch – Managing Director/Co-Portfolio Manager
Eric Lynch joined the Sub-Adviser in July 2025. He was previously Managing Director, Analyst and senior member of the Investment Committee at Sharf Investments, LLC (“Sharf”), a global asset manager. Prior to joining Sharf in 2007, Mr. Lynch founded and ran a registered investment advisory firm. Mr. Lynch also previously worked as Co-Chief Operating Officer, Research Analyst, and Portfolio Manager at Polen Capital Management leading the firm’s institutional channel.
Mr. Lynch earned a Bachelor of Economics with a concentration in Japanese, from John Carroll University. He earned his MBA from the University of North Carolina at Chapel Hill.
The following replaces the affiliated persons table of the “Investment Sub-Adviser” subsection of the “Investment Management and Other Services” section of the Fund’s SAI:
The following table summarizes the affiliated persons of the Fund that are also affiliated persons of the Sub-Adviser.

NAME	AFFILIATION WITH FUND	AFFILIATION WITH SUB-ADVISER
Donald Jowdy	Portfolio Manager	Founder, Chief Investment Officer
Amy Lord	Portfolio Manager	Senior Vice President, Co-Portfolio Manager
Eric Lynch	Portfolio Manager	Managing Director, Co-Portfolio Manager
The following supplements the“Portfolio Manager” section of the Fund’s SAI:
The following information is applicable to Eric Lynch as of September 30, 2025:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,968	$2,086	0	$0
As of September 30, 2025, Mr. Lynch owned $500,001 - $1,000,000 of shares of the Fund.

Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
The following supplements the“Portfolio Manager - Compensation” section of the Fund’s SAI:
Eric Lynch’s compensation is comprised of both fixed and variable components. Mr. Lynch receives a base pay and the opportunity to receive a bonus based on the success of the Sub-Adviser.

Distributor Change
Effective on or about October 20, 2025, PINE Distributors LLC (“PINE” or the “Distributor”) will replace Quasar Distributors, LLC as the Fund’s distributor, and all references to the Fund’s current distributor in the Prospectus and SAI will refer to PINE. PINE’s principal address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246. PINE is not affiliated with the Fund or its investment adviser or sub-adviser.

If you have any questions, please call 215-330-4476.
Please retain this Supplement for future reference.
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